================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 24, 2006

                                ________________

                             NATIONAL LAMPOON, INC.
               (Exact name of registrant as specified in Charter)



            Delaware                  0-15284              95-4053296
 (State or other jurisdiction of    (Commission          (IRS Employee
  incorporation or organization)     File No.)         Identification No.)

                       8228 Sunset Boulevard, Third Floor
                          Los Angeles, California 90046
                    (Address of Principal Executive Offices)

                                  310-474-5252
                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

================================================================================

Item 5.02    Departure of Directors or Principal Officers.

             On July 24, 2006 Mr. Richard Irvine resigned as a member of the Registrant's Board of Directors. Mr. Irvine did not serve on any of the committees of the Board of Directors. Mr. Irvine cited personal reasons for his resignation. Mr. Irvine's resignation was not as a result of a disagreement with the Registrant on any matter relating to its operations, policies or practices.



SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 25, 2006

                                         NATIONAL LAMPOON, INC.



                                         By: /s/ Daniel S. Laikin
                                             -----------------------------------
                                             Daniel S. Laikin,
                                             Chief Executive Officer